Tax charge - Provision for open tax matters (Details) $ in Millions	12 Months Ended
Dec. 31, 2025 USD ($)
Movements in provisions for open tax matters
Balance at 1 Jan	$ (95)
Movements in the current year included in tax charge attributable to shareholders	20
Provisions utilised in the year	5
Other movements (including interest arising on open tax matters and amounts included in the Group’s share of profits from joint ventures and associates, net of related tax)	(7)
Balance at 31 Dec	$ (77)